UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2005
                               __________________


                             RURAL/METRO CORPORATION

             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-22056                86-0746929
   (State or other jurisdiction        (Commission            (IRS Employer
          of incorporation)             File Number)         Identification No.)


                            9221 East Via de Ventura
                               Scottsdale, Arizona
                                      85258

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (480) 606-3886


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

           Effective April 18, 2005, the Area Metropolitan Ambulance Authority d/b/a MedStar ("MedStar") for metropolitan Forth Worth, Texas and Rural/Metro Corporation, a Delaware corporation (the "Company"), mutually agreed that the Company would discontinue its operations in metropolitan Fort Worth. The Company, acting through one of its subsidiaries, will continue to provide service to the metropolitan Fort Worth, Texas area until April 30, 2005. The Company provides emergency and non-emergency ambulance services to the Forth Worth area using ambulances, equipment and other assets of MedStar. MedStar is obligated to pay the Company for its services through April 30, 2005. The Company is not required to pay a termination fee in connection with its discontinuation of service, and MedStar is obligated to return the letter of credit that was furnished to MedStar by the Company as a performance security. Assets of the Company not otherwise sold to MedStar generally will not be disposed of by the Company, but instead will be redeployed in other Company operations. In addition, the Company understands that the majority of its current employees serving the Fort Worth area will be offered employment with MedStar.

           The results of this service area will be included in discontinued operations beginning with filings made for the quarter ended June 30, 2005. The assets related to the service area totaled $2.6 million (primarily consisting of accounts receivable of $0.9 million and a cash collateralized letter of credit in the amount of $1.0 million) or 1.3% of total assets of the Company at December 31, 2004.

Item 9.01  Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Pro Forma Financial Information.

           The required pro forma financial information is included as Exhibit
           99.1 to this Report.

(c)        Exhibits.

          Exhibit No.                       Description
          -----------                       -----------

            99.1              Pro forma financial statements of Rural/Metro
                              Corporation

            99.2              Press release, dated April 18, 2005

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 RURAL/METRO CORPORATION


Date:  April 22, 2005                            By: /s/ Michael S. Zarriello
                                                     ---------------------------
                                                     Michael S. Zarriello
                                                     Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


            Exhibit No.                    Description
            -----------                    -----------

               99.1           Pro forma financial statements of Rural/Metro
                              Corporation


               99.2           Press release, dated April 18, 2005